UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM
8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (date of earliest event reported) – January 30, 2020

EXTENDED STAY AMERICA, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-36190	46-3140312
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

11525 N. Community House Road, Suite 100 Charlotte , North Carolina	28277
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code (
980
)

345-1600

ESH HOSPITALITY, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-36191	27-3559821
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

11525 N. Community House Road, Suite 100 Charlotte , North Carolina	28277
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code (
980
)

345-1600

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock
, par value $0.01 per share, of
Extended Stay America, Inc. and
Class B Common Stock, par value
$0.01 per share, of ESH Hospitality, Inc., which are
attached and trade together as a Paired Share.
	STAY	Nasdaq Global Select Market

Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule
12b-2
of the Securities Exchange Act of 1934 (§
240.12b-2
of this chapter).
Emerging growth company
☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Departure of Officer
On January 30, 2020, Ames Flynn informed Extended Stay America, Inc. (the “Company”) that he will be resigning from his position as Executive Vice President of Shared Services, effective as of January 31, 2020 (the “Resignation Date”). During the period after the Resignation Date, Mr. Flynn will continue to provide services to the Company as an advisor.
Separation Agreement
Mr. Flynn and the Company have entered into a separation letter agreement dated January 30, 2020 (the “Separation Agreement”). The Separation Agreement provides that as of the Resignation Date, the position of Executive Vice President of Shared Services will be eliminated and that as of that date, Mr. Flynn resigned as Executive Vice President of Shared Services. During the period from February 1, 2020 through February 28, 2020 (the “Transition Services Period”), Mr. Flynn will remain an employee and serve as an advisor to the Company, reporting directly to the Chief Information Officer. Following the completion of the Transition Services Period, Mr. Flynn’s employment will be terminated.
During the Transition Services Period, Mr. Flynn will continue to (i) receive base salary at the annual rate of $436,720
,

(ii) remain eligible to receive the 2019 annual bonus based on performance under the Extended Stay America, Inc. Annual Incentive Plan, and (iii) continue to vest in his restricted share units pursuant to the terms of each of the Long Term Incentive Plan Restricted Share Agreements for 2017, 2018 and 2019.
Following the completion of the Transition Services Period, subject to Mr. Flynn’s execution and non-revocation
of a release of claims, he will generally be entitled to receive the benefits provided under the Extended Stay America, Inc. Executive Severance Plan, which include cash severance, health plan benefit continuation and outplacement services.
The foregoing summary of the Separation Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Separation Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report and is incorporated herein by reference.

Item 9.01	Exhibits

(d)    Exhibits

Exhibit 10.1	Separation Agreement between Extended Stay America, Inc. and Ames Flynn, dated as of January 30, 2020.

Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, each of the Registrants has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXTENDED STAY AMERICA, INC.

Date: January 31, 2020	By:	/s/ Christopher N. Dekle
	Name:	Christopher N. Dekle
	Title:	General Counsel

ESH HOSPITALITY, INC.

Date: January 31, 2020	By:	/s/ Christopher N. Dekle
	Name:	Christopher N. Dekle
	Title:	General Counsel